EXHIBIT 99.12

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

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Deal Name:                     MSAC 2004-NC4


Detailed collateral info                                         760,081,202.71


                                                          % of
                # of                         Avg.         group
                Loans         Balance       Balance      balance       WAC     WARM     FICO       OLTV         CLTV             DTI
------------------------------------------------------------------------------------------------------------------------------------
Aggregated      4363    760,081,202.71    174,210.68                 7.011      349      613      80.48                        40.23
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RATE
10.001-10.5       24      2,079,007.06     86,625.29       0.27%    10.218      340      531      75.85                        42.92
10.501-11         12      1,499,763.49    124,980.29       0.20%    10.736      357      551      74.81                        36.12
11.001-11.5        2        164,226.71     82,113.36       0.02%    11.111      357      512      72.30                        44.92
> 11.5             4        232,387.16     58,096.79       0.03%    11.761      357      548      68.57                        38.44
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                                                           0.52%

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Average
Loan
Balance
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0-24,999           -                 -             -       0.00%         -        -        -          -                            -
25-49,999        129      5,650,249.33     43,800.38       0.74%     8.148      319      588      69.64                        33.34
50-74,999        424     27,009,693.54     63,702.11       3.55%     7.945      331      582      76.23                        37.20
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                                                           4.30%

400-500k         122     55,108,209.21    451,706.63       7.25%     6.654      353      633      80.36                        41.36
500-600k          15      8,063,955.45    537,597.03       1.06%     6.361      341      648      78.04                        36.03
600-700k           1        649,999.50    649,999.50       0.09%     5.125      295      695      67.38                        38.32
700-800k           1        720,000.00    720,000.00       0.09%     5.120      297      691      80.00                        47.37
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                                                           8.49%

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FICO
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N/A or
Below 500                     -             -              0.00%         -        -        -          -                            -
500-519          280     38,856,400.08    138,772.86       5.11%     8.256      354      509      74.53                        40.84
520-539          375     56,841,081.06    151,576.22       7.48%     8.019      352      530      75.79                        40.58
540-559          439     68,501,504.87    156,039.87       9.01%     7.589      350      550      77.83                        39.88
560-579          395     62,726,172.25    158,800.44       8.25%     7.340      351      569      79.35                        39.67
580-599          522     88,844,355.89    170,199.92      11.69%     7.026      350      590      80.84                        40.36
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                                                          41.54%

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LTV
------------------------------------------------------------------------------------------------------------------------------------
80              1193    205,691,628.21    172,415.45      27.06%     6.667      352      618      80.00                        40.36
80-84            184     38,416,150.57    208,783.43       5.05%     6.990      346      603      83.56                        41.04
85-89            610    108,645,038.00    178,106.62      14.29%     7.220      351      602      85.95                        40.67
90-94            548    100,374,731.44    183,165.57      13.21%     7.173      352      624      90.41                        39.80
95-99            203     40,154,804.60    197,806.92       5.28%     7.120      356      642      95.08                        42.28
100              163     30,857,200.41    189,307.98       4.06%     7.625      356      673     100.00                        41.63
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                                                          68.96%

2nd Home          31      6,074,238.02    195,943.16       0.80%     7.073      342      643      77.27                        37.84
Invest
Property         302     43,895,543.51    145,349.48       5.78%     7.172      350      646      77.92                        35.08
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                                                          6.57%

2nd lien          -                 -             -       0.00%         -        -        -           -                            -

Silent
Seconds          700    127,704,514.01    182,435.02      16.80%     6.253      353      639      80.02                        41.45

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Documentation
Type
------------------------------------------------------------------------------------------------------------------------------------
Stated Doc      1593    298,487,449.64    187,374.42      39.27%     7.295      349      619      79.36                        39.92
Limited          218     43,337,019.87    198,793.67       5.70%     6.976      350      611      81.12                        38.54
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                                                          44.97%

Cash Out        2920    508,889,672.86    174,277.29      66.95%     7.101      348      601      78.70                        40.15

2-4 Family       301     68,770,064.95    228,471.98       9.05%     6.995      347      634      80.15                        39.71
Condo            250     40,844,435.53    163,377.74       5.37%     6.975      353      624      82.10                        40.72
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                                                          14.42%

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Credit Grade
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B                258     42,199,865.26    163,565.37       5.55%     7.861      355      555      75.29                        39.59
C                193     25,434,544.46    131,785.20       3.35%     8.318      354      552      68.53                        40.64
C-                22      3,378,902.85    153,586.49       0.44%     9.617      357      548      65.54                        40.05
FICO              31     10,311,131.74    332,617.15       1.36%     4.677      296      721      80.05                        40.50
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                                                          10.70%

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Debt to Income
Ratio
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40-45            924    171,105,052.54    185,178.63      22.51%     7.029      350      617      81.58                        42.60
45-50           1276    243,002,163.35    190,440.57      31.97%     6.934      349      614      82.16                        47.83
50-55            178     31,773,881.63    178,504.95       4.18%     7.104      343      589      72.82                        52.56
> 55               7      1,638,150.59    234,021.51       0.22%     7.713      357      543      74.19                        57.88
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                                                          58.88%



                          % of            % of             % of
                         Full Doc    Primary Owner     Single Family     % Cashout
---------------------------------------------------------------------------------
Aggregated                55.03           93.43            74.83            66.95
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RATE
10.001-10.5               38.84          100.00            77.83            85.61
10.501-11                 57.98          100.00            76.88            79.78
11.001-11.5              100.00          100.00           100.00            75.42
> 11.5                    41.92          100.00           100.00           100.00
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Average
Loan
Balance
---------------------------------------------------------------------------------
0-24,999                      -               -                -                -
25-49,999                 66.26           85.24            85.54            73.31
50-74,999                 65.94           85.59            88.35            69.08
---------------------------------------------------------------------------------


400-500k                  41.70           91.73            72.88            62.92
500-600k                  32.76           86.77            73.38            66.41
600-700k                   0.00          100.00           100.00             0.00
700-800k                 100.00          100.00           100.00           100.00
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FICO
---------------------------------------------------------------------------------
N/A or
Below 500                     -               -                -                -
500-519                   56.33           98.02            79.08            85.89
520-539                   55.04           98.13            82.14            88.94
540-559                   57.60           98.56            77.27            82.88
560-579                   62.68           97.64            77.56            82.59
580-599                   64.10           94.25            77.60            67.11
---------------------------------------------------------------------------------


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LTV
---------------------------------------------------------------------------------
80                        63.91           93.27            72.33            42.35
80-84                     56.01           96.61            78.50            82.24
85-89                     49.92           89.09            74.84            78.04
90-94                     52.90           95.79            75.70            67.50
95-99                     68.16          100.00            67.49            55.18
100                       60.00          100.00            78.36            21.15
---------------------------------------------------------------------------------


2nd Home                  32.95            0.00            78.59            77.52
Invest
Property                  31.04            0.00            52.62            75.82
---------------------------------------------------------------------------------


2nd lien                      -               -                -                -

Silent
Seconds                   75.52           99.11            72.30            13.24

--------------------------------------------------------------------------------
Documentation
Type
---------------------------------------------------------------------------------
Stated Doc                 0.00           90.01            72.03            68.98
Limited                    0.00           89.55            73.88            72.76
---------------------------------------------------------------------------------


Cash Out                  53.35           92.53            77.14           100.00

2-4 Family                37.83           75.87             0.00            67.79
Condo                     57.36           92.32             0.00            54.45
---------------------------------------------------------------------------------


---------------------------------------------------------------------------------
Credit Grade
---------------------------------------------------------------------------------
B                         66.51           98.28            84.60            89.84
C                         63.70           95.51            76.77            88.40
C-                        73.31          100.00            91.56            89.40
FICO                      27.96           95.16            72.01            39.64
---------------------------------------------------------------------------------


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Debt to Income
Ratio
---------------------------------------------------------------------------------
40-45                     52.08           95.47            76.32            63.44
45-50                     57.93           95.40            74.36            65.61
50-55                     61.97           95.84            73.47            83.92
> 55                      82.02           70.50            54.71            87.91
---------------------------------------------------------------------------------

Notes:  OLTV means the original LTV of the loan; CLTV applies if there is a silent 2nd lien behind;


                  less than or                                                                               greater than or
FICO Range    ---equal to 59LTV---          ----60 to 70 LTV----         ----70 to 80 LTV----             ---equal to 80LTV---
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            #         $                   #         $                  #          $                    #            $
<=500           3          593,908.20         3          255,755.49        5            828,949.20           9          1,180,640.6
501-550        70        8,449,515.61       105       16,595,639.45      255         37,489,506.88         422         64,964,115.3
551-600        66        8,054,192.34       107       16,219,388.17      232         37,691,266.70         761        127,246,701.4
601-650        75       10,159,213.75        79       14,171,642.98      227         41,559,668.39         984        183,530,309.7
>650           62        9,157,996.51        65       12,355,720.17      108         22,359,285.64         725        147,217,786.1
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Total         276       36,414,826.41       359       59,598,146.26      827        139,928,676.81       2,901        524,139,553.2
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FICO Range    ---- Total----
-------------------------------------
            #         $
<=500           20       2,859,253.51
501-550        852     127,498,777.29
551-600      1,166     189,211,548.61
601-650      1,365     249,420,834.82
>650           960     191,090,788.48
-------------------------------------
Total        4,363     760,081,202.71
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